MERRILL LYNCH
PACIFIC FUND, INC.




FUND LOGO




Quarterly Report

March 31, 1998




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.













Merrill Lynch
Pacific Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper



MERRILL LYNCH PACIFIC FUND, INC.


DEAR SHAREHOLDER


For the quarter ended March 31, 1998, Merrill Lynch Pacific Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total investment returns of +8.13%, +7.82%, +7.83% and +8.01%, respectively, outperforming the +6.91% total return for the unmanaged Benchmark Index of Pacific Basin stock markets. Although these are solid investment returns, they are dwarfed by those achieved in US and European stock markets during the period. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 3 and 4 of this report to shareholders.)


Stock Market and Currency Volatility
Continue in Southeast Asia
During the March quarter, all of the stock markets in which the Fund invests provided some level of appreciation, as did their currencies. However, some Pacific Basin stock markets and currencies experienced an extraordinary degree of volatility during the quarter. The magnitude of this volatility has led us to consider whether or not we should change our investment process. Recent stock market and currency volatility has been so great that we considered taking these factors into account to a greater degree than we have previously. However, after careful consideration, we determined that we should not change our investment approach at this time.

We have always focused on buying individual stocks as though we were buying pieces of businesses at attractive prices. This often means that our views of particular stocks differ markedly from those generally held by other investors. For example, there are times when companies that we believe are worth very little become very highly prized by other investors. Their share prices appreciate dramatically in a short span of time and then often decline sometime thereafter. On the other hand, we will sometimes identify a stock (or an entire stock market sector) as undervalued. After thoroughly analyzing the financial statements and visiting the company, we will buy the stock. Although we believe that other investors will come to recognize the value that we perceive, our investments will sometimes change little in price for long periods of time after our purchase. However, if we are correct in our analysis of a business and in our assessment of its worth, the stock will eventually move up in price.

As a result of our style of investing, Merrill Lynch Pacific Fund's holdings are quite different than those of the broad-based indexes of the stock markets in which we invest. For example, Japanese banks are the largest sector represented in the Japanese stock market, but we have not owned shares of a Japanese bank since 1987. Japanese steel and petrochemical companies constitute meaningful portions of the Japanese stock market, but are not found in the Fund's portfolio. In contrast, Japanese non-life insurance companies make up only approximately 2.0% of the Japanese stock market; yet, as of March 31, 1998, these companies represented over 20% of the Fund's investments in Japan. Similarly, our exposure to specific stocks such as Chudenko Corp., Kinden Corp., Yamanouchi Pharmaceutical Co., Ltd., Murata Manufacturing Co., Ltd., Rohm Co., Ltd., and Canon, Inc. are much greater than their percentage representation in the overall Japanese stock market. In fact, our exposure to these six companies, plus the Japanese non-life insurance companies, comprised 55.75% of the Fund's Japanese exposure.

As value-oriented investors, we have always viewed stock market volatility as an opportunity to establish or increase positions at attractive prices. In our view, volatility favored the informed analyst who could reasonably approximate the worth of individual stocks and make purchases when share prices declined below these levels. Therefore, at first we viewed the significant weakness in many Southeast Asian issues as a potential opportunity to purchase portions of good businesses. After all, many issues declined by 50%- 70% in local currency terms, and these declines were much greater when measured in US dollars. However, at this time we do not believe that we can determine what various stocks in Southeast Asia are worth. Too much is changing too rapidly on the macroeconomic front in the region. Furthermore, we are not confident that companies' financial statements fully and accurately reflect the state of their business prospects. In today's environment, we believe that our style of investment analysis faces new challenges in differentiating those undervalued issues that possess true investment potential from those that do not.


Merrill Lynch Pacific Fund, Inc.
March 31, 1998


The second issue that we explored is whether we should try to determine the appropriate levels of stock markets and currencies. Judging appropriate stock market levels (and thereby appropriate levels for individual stocks) is now much more difficult in Asia. Corporate earnings are no longer reasonably predictable, and the economics of companies (and even countries) can change quickly, based on fluctuations in cross currency exchange rates and actions taken by governments and international financial organizations such as the International Monetary Fund and the World Bank.

With this heightened level of uncertainty, we have not tried to take advantage of the substantial declines in share prices and currencies in Southeast Asia. Our investment approach does not allow us to invest aggressively in an unstable environment where so much is subject to rapid change. We have always established investments cautiously based on thorough fundamental research, and we cannot comfortably risk the Fund's assets in areas where there is too little reliable information for non-control investors, such as us.


Japanese Holdings Unchanged
Similarly, Japan may have some areas of potential investment opportunities that are currently not represented in the Fund's portfolio, but we believe the risks are too great at this time. The Japanese stock market currently has many stocks selling below book value. These valuations are very inexpensive, relative both to the valuations prevailing in other world stock markets and to historical Japanese stock market valuations. Moreover, there are also many stocks selling at prices below net current assets (that is, current assets less all liabilities).

Despite the inherent appeal of current valuations in the Japanese stock market, we are cautious about establishing new positions in Japan for two reasons. First, the Japanese economy and, in particular, the financial system, need to make significant changes in order for us to believe that a "deep value" approach to establishing new investments will be profitable. Second, we have recently observed several instances in which companies did not include certain liabilities in their public financial statements. As a result, we are now less confident in relying on financial statements to determine whether or not companies are selling below net current assets.

Notwithstanding these concerns, we continue to investigate Japanese companies that exhibit characteristics that appeal to us. For example, there are some firms that are acquiring publicly held corporations in the manner of US buyout firms and increasing shareholder value in these businesses. It would be attractive to us to purchase shares of these corporations prior to their takeover. We have also identified some companies that have capital structures or cash flow characteristics that could be easily be changed in such a way that shareholders would benefit. At some point, we may overcome our sense of caution and establish positions in these companies. However, at this time, we prefer to continue to maintain our current holdings in Japanese companies that we believe have attractive valuations as well as profitable and growing businesses.


In Conclusion
We thank you for your investment in Merrill Lynch Pacific Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our upcoming semi-annual report to shareholders.


Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Stephen I. Silverman)
Stephen I. Silverman
Senior Vice President and Portfolio Manager


May 14, 1998





Merrill Lynch Pacific Fund, Inc.
March 31, 1998


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                                       Market Performance             Market Capitalization
                                                                In Local Currency/In US Dollars          (as of 12/31/97)

                                                                   3 Month            12 Month    In US Dollars    % of Total
                                                                  % Change            % Change      (Billions)      (100.0%)
ML Pacific Fund, Inc. Class A Shares--Total Investment Return*      +8.13%            + 1.03%(1)
ML Pacific Fund, Inc. Class B Shares--Total Investment Return*      +7.82             - 0.06(2)
ML Pacific Fund, Inc. Class C Shares--Total Investment Return*      +7.83             - 0.06(3)
ML Pacific Fund, Inc. Class D Shares--Total Investment Return*      +8.01             + 0.75(4)
Market-Weighted Index**                                             +5.69(5)          -17.70(6)
Benchmark Index***                                                  +6.91             -16.97
  Japan                                                         + 6.52/+4.26       - 8.85/-15.45     $2,288           73.0%
  Australia                                                     + 4.88/+6.60       +13.29/-4.35         285            9.1
  Hong Kong                                                     + 7.42/+7.42       - 8.10/-8.10         341           10.9
  Malaysia                                                      +21.04/+29.54      -40.19/-59.19        108            3.5
  Singapore                                                     - 2.88/+1.27       -14.19/-23.18        104            3.3
  Thailand                                                      +23.19/+49.43      -34.92/-56.97          7            0.2

(1)Percent change includes reinvestment of $1.000 per share ordinary income dividends and $2.206 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.740 per share ordinary income dividends and $2.206 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.756 per share ordinary income dividends and $2.206 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.940 per share ordinary income dividends and $2.206 per share capital gains distributions.
(5)12/31/97 market weights used in this computation. The Market-Weighted Index return and individual country returns do not include dividends.
(6)3/31/97 market weights used in this computation. The Market-Weighted Index return and individual country returns do not include dividends.
  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **Unmanaged. The Market-Weighted Index weights the US dollar-adjusted Pacific Basin stock market returns by the relative market capitalizationof each individual country on the appropriate date.
***Unmanaged. The Benchmark Index weights US dollar-adjusted returns based on 68% Japan, 7% Australia, 14% Hong Kong, 5% Malaysia, 4% Singapore and 2% Thailand.


Merrill Lynch Pacific Fund, Inc.
March 31, 1998


PERFORMANCE DATA (concluded)


Results of a $1,000 Investment Since Inception--Class A Shares


(5.25% sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)


A mountain chart depicting the growth of an investment in the Fund's Class A Shares from $947.50 on September 23, 1976 to
$18,673.33 on March 31, 1998


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/98                         +1.03%         -4.28%
Five Years Ended 3/31/98                   +7.69          +6.53
Ten Years Ended 3/31/98                    +7.52          +6.94

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/98                         -0.06%         -3.48%
Five Years Ended 3/31/98                   +6.58          +6.58
Inception (10/21/88)
through 3/31/98                            +6.78          +6.78

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 3/31/98                         -0.06%         -0.91%
Inception (10/21/94)
through 3/31/98                            +2.22          +2.22

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/98                         +0.75%         -4.54%
Inception (10/21/94)
through 3/31/98                            +3.02          +1.42

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Pacific Fund, Inc.
March 31, 1998

SCHEDULE OF INVESTMENTS
                   Shares Held/                                                                                Percent of
Industry           Face Amount           Investments                          Cost               Value         Net Assets
Japanese Securities

Automobile           4,680,000    Suzuki Motor Corp.                      $   49,672,928     $   43,958,521        2.6%

Beverage               380,000    Chukyo Coca-Cola Bottling Co., Ltd.          5,420,506          3,055,305        0.2
                       424,000    Hokkaido Coca-Cola Bottling Co., Ltd.        6,399,350          3,823,264        0.2
                       386,000    Kinki Coca-Cola Bottling Co., Ltd.           7,430,096          4,379,772        0.3
                       476,000    Mikuni Coca-Cola Bottling Co., Ltd.          8,487,431          7,761,647        0.4
                       517,000    Sanyo Coca-Cola Bottling Co., Ltd.           7,028,799          4,972,648        0.3
                                                                          --------------     --------------      ------
                                                                              34,766,182         23,992,636        1.4

Capital Goods       13,089,000    Mitsubishi Heavy Industries, Ltd.           95,579,842         49,865,667        2.9

Chemicals            2,391,000    Shin-Etsu Chemical Co., Ltd.                46,696,826         47,431,921        2.8

Consumer      YEN  409,000,000    Matsushita Electric Works, Ltd.
Electronics                       --C.E.W.#8, 2.70% due 5/31/2002
                                  (Convertible)                                4,543,869          4,305,748        0.3
                       663,000    Sony Corporation                            61,312,771         56,296,213        3.3
                                                                          --------------     --------------      ------
                                                                              65,856,640         60,601,961        3.6

Containers           1,816,000    Toyo Seikan Kaisha, Ltd.                    50,677,095         27,291,854        1.6

Electric             1,887,000    Chudenko Corp.                              55,433,121         47,642,922        2.8
Construction         3,365,000    Kinden Corp.                                53,752,777         43,743,989        2.6
                     1,232,000    Taihei Dengyo Kaisha, Ltd.                  24,789,475          5,184,250        0.3
                                                                          --------------     --------------      ------
                                                                             133,975,373         96,571,161        5.7

Electric             2,847,000    Murata Manufacturing Co., Ltd.             106,583,086         78,726,781        4.7
Equipment            3,910,000    NEC Corporation                             56,508,104         39,370,304        2.3
                       540,000    Rohm Co., Ltd.                              28,864,902         49,504,058        2.9
                                                                          --------------     --------------      ------
                                                                             191,956,092        167,601,143        9.9

Office Equipment     4,463,000    Canon, Inc.                                 79,082,438        100,944,019        5.9

Pharmaceuticals      2,060,000    Sankyo Co., Ltd.                            45,924,518         57,273,820        3.4
                     2,560,000    Yamanouchi Pharmaceutical Co., Ltd.         64,562,953         58,863,841        3.5
                                                                          --------------     --------------      ------
                                                                             110,487,471        116,137,661        6.9

Property &           8,790,000    Dai-Tokyo Fire & Marine Insurance
Casualty                          Co., Ltd.                                   53,840,330         34,610,460        2.0
Insurance            4,492,000    Fuji Fire & Marine Insurance Co., Ltd.      16,261,457         11,442,651        0.7
                     7,539,000    Koa Fire & Marine Insurance Co., Ltd.       45,292,612         32,177,277        1.9
                     8,191,000    Nichido Fire & Marine Insurance
                                  Co., Ltd.                                   46,307,188         44,315,600        2.6
                     8,062,000    Sumitomo Marine & Fire Insurance
                                  Co., Ltd.                                   67,721,997         49,918,004        2.9
                     4,662,000    Tokio Marine & Fire Insurance Co., Ltd.     46,990,608         52,197,024        3.1
                                                                          --------------     --------------      ------
                                                                             276,414,192        224,661,016       13.2

Retailing            1,233,000    Ito Yokado Co., Ltd.                        65,674,503         66,894,049        3.9
                       364,000    Sangetsu Co., Ltd.                           8,382,717          4,786,595        0.3
                                                                          --------------     --------------      ------
                                                                              74,057,220         71,680,644        4.2

Tires & Rubber       2,326,000    Bridgestone Corporation                     39,953,159         52,784,190        3.1

                                  Total Investments in Japan               1,249,175,458      1,083,522,394       63.8



Merrill Lynch Pacific Fund, Inc.
March 31, 1998

SCHEDULE OF INVESTMENTS (continued)
                   Shares Held/                                                                                Percent of
Industry           Face Amount           Investments                          Cost               Value         Net Assets
Australian Securities

Food & Beverage      1,334,442    Coca-Cola Amatil, Ltd.                  $    7,116,958     $   10,463,553        0.6%

Leisure             14,055,889    Village Roadshow Ltd. 'A' (Preferred)       31,688,289         29,018,439        1.7

Property             4,535,584    Lend Lease Corp.                            59,969,219        105,642,097        6.3

                                  Total Investments in Australia              98,774,466        145,124,089        8.6

Hong Kong Securities

Agriculture         42,592,176    C.P. Pokphand Co. Ltd. (Ordinary)           14,448,847          5,717,071        0.3

Banking              3,369,228    HSBC Holdings plc                           63,547,573        103,059,762        6.1

Conglomerates        9,118,035    Hutchison Whampoa Ltd.                      71,507,563         64,136,927        3.8

Property             5,539,000    Cheung Kong (Holdings) Ltd.                 38,749,900         39,319,179        2.3

                                  Total Investments in Hong Kong             188,253,883        212,232,939       12.5

Indian Securities

Banking              3,257,000    Industrial Development Bank of India        11,173,586          7,057,658        0.4

Broadcast/Media        620,000    BITV                                         3,557,823                  0        0.0

Diversified Mutual   1,929,400    Master Plus                                  1,146,844            840,569        0.1
Fund

Financial Services      72,000    Housing Development Finance Corp. Ltd.       5,781,901          5,797,568        0.3

                                  Total Investments in India                  21,660,154         13,695,795        0.8

Indonesian Securities

Pharmaceuticals      2,831,500    P.T. Kalbe Farma                             4,779,899            310,974        0.0

                                  Total Investments in Indonesia               4,779,899            310,974        0.0

New Zealand Securities

Diversified         50,947,756    Guiness Peat Group plc                      18,795,683         28,419,830        1.7

                                  Total Investments in New Zealand            18,795,683         28,419,830        1.7



Merrill Lynch Pacific Fund, Inc.
March 31, 1998

SCHEDULE OF INVESTMENTS (continued)
                   Shares Held/                                                                                Percent of
Industry           Face Amount           Investments                          Cost               Value         Net Assets
Singaporean Securities

Banking              4,988,000    Overseas Chinese Banking
                                  Corporation Ltd.--Foreign               $   26,771,711     $   28,140,608        1.7%
                     7,935,000    United Overseas Bank Group--Foreign         40,461,818         44,028,673        2.6

                                  Total Investments in Singapore              67,233,529         72,169,281        4.3

South Korean Securities

Banking                462,360    Hana Bank (GDR)(a)                           7,001,895          3,167,166        0.2
                       147,955    Hana Bank (GDR) (Rights)(a)(b)                       0            371,145        0.0

                                  Total Investments in South Korea             7,001,895          3,538,311        0.2

Thailand Securities

Banking        US$   6,052,000    Bangkok Bank Public Company Ltd., 3.25%
                                  due 3/03/2004 (Convertible)                  6,255,245          2,844,440        0.2

Broadcast/Media      2,192,000    BEC World Public Company Limited            17,579,558         11,183,673        0.6

                                  Total Investments in Thailand               23,834,803         14,028,113        0.8

Short-Term Securities

Commercial     US$  30,327,000    General Motors Acceptance Corp., 6.13%
Paper*                            due 4/01/1998                               30,327,000         30,327,000        1.8

                                  Total Investments in
                                  Short-Term Securities                       30,327,000         30,327,000        1.8

              Nominal Value                                                    Premiums
            Covered by Options                 Issue                             Paid

Currency Put Options Purchased

               US$ 640,000,000    Japanese Yen, expiring December
                                  1998 at YEN 137                             20,000,000         13,760,000        0.8
                   630,000,000    Japanese Yen, expiring February
                                  1999 at YEN 130.50                          18,805,500         27,405,000        1.6

                                  Total Currency Put Options Purchased        38,805,500         41,165,000        2.4

                                  Total Investments                        1,748,642,270      1,644,533,726       96.9


Merrill Lynch Pacific Fund, Inc.
March 31, 1998

SCHEDULE OF INVESTMENTS (concluded)

                Nominal Value                                                 Premiums                       Percent of
              Covered by Options               Issue                          Received            Value      Net Assets
                     2,187,333    Mitsubishi Heavy Industries,
                                  expiring May 1998 at YEN 565.61        $      (353,034)   $      (231,750)       0.0%
                     2,176,161    Mitsubishi Heavy Industries,
                                  expiring May 1998 at YEN 571.55               (327,199)          (215,849)       0.0
                       930,947    Mitsubishi Heavy Industries, expiring
                                  September 1998 at YEN 632.74                  (233,935)           (93,738)       0.0

                                  Total Call Options Written                    (914,168)          (541,337)       0.0

Total Investments, Net of Options Written                                 $1,747,728,102      1,643,992,389       96.9
                                                                          ==============
Unrealized Depreciation on Forward Foreign Exchange Contracts**                                    (870,558)      (0.1)

Other Assets Less Liabilities                                                                    54,154,061        3.2
                                                                                             --------------      ------
Net Assets                                                                                   $1,697,275,892      100.0%
                                                                                             ==============      ======

Net Asset Value:      Class A--Based on net assets of $694,389,825 and
                               37,848,542 shares outstanding                                 $        18.35
                                                                                             ==============
                      Class B--Based on net assets of $781,205,081 and
                               44,973,753 shares outstanding                                 $        17.37
                                                                                             ==============
                      Class C--Based on net assets of $78,497,785 and
                               4,599,075 shares outstanding                                  $        17.07
                                                                                             ==============
                      Class D--Based on net assets of $143,183,201 and
                               7,806,365 shares outstanding                                  $        18.34
                                                                                             ==============


(a)Global Depositary Receipts (GDR).
(b)The rights may be exercised until 4/10/1998.
  *Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.

 **Forward foreign exchange contracts as of March 31, 1998 were as follows:
                                  Expiration            Unrealized
   Foreign Currency Sold             Date              Depreciation

   HK$ 683,843,567              October 1998          $    (870,558)
                                                      -------------
   Total Unrealized Depreciation on
   Forward Foreign Exchange Contracts
   (US$ Commitment--$86,530,973)                      $    (870,558)
                                                      =============



Merrill Lynch Pacific Fund, Inc.
March 31, 1998


PORTFOLIO INFORMATION


For the Quarter Ended March 31, 1998

                                          Percent of
Ten Largest Equity Holdings               Net Assets

Lend Lease Corp.                              6.3%
HSBC Holdings plc                             6.1
Canon, Inc.                                   5.9
Murata Manufacturing Co., Ltd.                4.7
Ito Yokada Co., Ltd.                          3.9
Hutchison Whampoa Ltd.                        3.8
Yamanouchi Pharmaceutical Co., Ltd.           3.5
Sankyo Co., Ltd.                              3.4
Sony Corporation                              3.3
Bridgestone Corporation                       3.1


                                          Percent of
Ten Largest Industries                    Net Assets

Property & Casualty Insurance                13.2%
Banking                                      11.2
Electric Equipment                            9.9
Property                                      8.6
Pharmaceuticals                               6.9
Office Equipment                              5.9
Electric Construction                         5.7
Retailing                                     4.2
Conglomerates                                 3.8
Consumer Electronics                          3.6


Additions (Equity Investments)

Cheung Kong (Holdings)Ltd.
Overseas Chinese Banking Corporation Ltd.--Foreign
United Overseas Bank Group--Foreign


Deletion (Equity Investments)

Renong BHD





Merrill Lynch Pacific Fund, Inc.
March 31, 1998


OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Executive Vice President
Stephen I. Silverman, Senior Vice President
   and Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Robert Harris, Secretary
Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863